Exhibit 99.1

Lipella Provides Business Update and Reports 2022 Financial Results

Company Successfully Completes Phase 2a Clinical Trial

Fourth Quarter or Full Year Highlights

●     Appointed Douglas Johnston as CFO in November 2022

●     Successfully completed Initial Public Offering, attained NASDAQ CM listing

●     Year-end cash balance in excess of $5 million

Subsequent Events

●     Attended Biotech Showcase announcing successful top line results for lead candidate LP-10 during Phase 2A clinical trial

●     Created Oral Health Scientific Advisory Board to focus on development of LP-310 for oral lichen planus

●     Announced the successful completion of Phase 2A clinical trial of LP-10

●     Dr. Jason Hafron of the Michigan institute of Urology will present the Phase 2A results at the American Urological Association Annual Meeting on April 30

PITTSBURGH, PA -- March 31, 2023 -- Lipella Pharmaceuticals Inc. (Nasdaq: LIPO) ("Lipella" or the "Company"), a clinical-stage biotechnology company addressing serious diseases with significant unmet need, today provided a business update and reported financial results for the year ended December 31, 2022.

Jonathan Kaufman, Co-founder and CEO of Lipella Pharmaceuticals, commented, “Last year we focused on developing our corporate profile and scientific mission to address serious diseases with significant unmet need. During 2022, Lipella achieved several important milestones including the Company’s completion of its Initial Public Offering in late December.

“Subsequent to the year end in early 2023, we announced the successful top line results of our Phase 2a clinical trial evaluating LP-10, our lead product candidate in 13 subjects with moderate to severe refractory hemorrhagic cystitis (HC). HC is a potentially fatal disease with great unmet need and no currently approved drug treatment.

“The results of the trial demonstrated no serious adverse events, very short duration of systemic uptake, and decreased hematuria, cystoscopic bleeding and ulceration sites, resulting in improved patients' urinary symptoms. We’re excited to have the results presented by study leader Dr. Jason Hafron, from the Michigan Institute of Urology, at the American Urological Association (AUA) Annual Meeting in Chicago on April 30, 2023.

“Following our IPO and other initial expenses, we ended the year with $5.1 million in cash. We anticipate this will provide Lipella with an operating runway into 2024,” concluded Dr. Kaufman.

Lipella Co-Founder and Chief Medical Officer, Dr. Michael Chancellor said, “Looking ahead, we are anticipating a number of significant milestones in 2023. We expect to meet with the FDA to discuss the results of our Phase 2a clinical study and the pathway to regulatory approval.

“This year we established an Oral Health Scientific Advisory Board comprising a group of highly respected professionals. These advisors will guide us in the development of Lipella’s second product candidate, LP-310, for the treatment of symptomatic oral lichen planus (OLP).”

For Lipella’s complete financial results for the twelve-month period ended December 31, 2022, see the Company’s Annual Form 10-K filed with the Securities and Exchange Commission on March 31, 2023.

About Lipella Pharmaceuticals Inc.

Lipella is a clinical-stage biotechnology company focused on developing new drugs by reformulating the active agents in existing generic drugs and optimizing these reformulations for new applications. Additionally, Lipella maintains a therapeutic focus on diseases with significant, unaddressed morbidity and mortality where no approved drug therapy currently exists. Lipella completed its initial public offering in December 2022. For more information, please visit www.lipella.com or LinkedIn.

Forward-Looking Statements

This press release includes certain “forward-looking statements.” All statements, other than statements of historical fact, included in this presentation regarding, among other things, our strategy, future operations, financial position, anticipated dividends, projected costs, prospects, pipeline and opportunities, sources of growth, successful implementation of our proprietary technology, plans and objectives are forward-looking statements. Forward-looking statements can be identified by words such as “may,” “will,” “could,” “continue,” “would,” “should,” “potential,” “target,” “goal,” “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “predicts,” “expects,” “projects” and similar references to future periods. Forward-looking statements are based on our current expectations and assumptions regarding future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short- and long-term business operations and objectives, and financial needs. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. There are risks, uncertainties and other factors, both known and unknown, that could cause actual results to differ materially from those in the forward-looking statements which include, but are not limited to, regional, national or global political, economic, business, competitive, market and regulatory conditions, and otherfactors. Any forward-looking statement made by us is based upon the reasonable judgment of our management at the time such statement is made and speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable law. Nothing contained herein is, or shall be relied upon as, a promise or representation as to the past or future. The Company expressly disclaims any and all liability relating to or resulting from the use of this presentation. In addition, the information contained in this press release is as of the date hereof, and the Company has no obligation to update such information, including in the event that such information becomes inaccurate. You should not construe the contents of this press release as legal, tax and financial advisors as to legal and related matters concerning the matters described herein.

CONTACTS

Jonathan Kaufman

Lipella Pharmaceuticals

Info@Lipella.com

1-412-894-1853

Chuck Harbey

PCG Advisory

charbey@pcgadvisory.com

646.863.6341

-	Tables Follow –

Lipella Pharmaceuticals Inc.

Consolidated Balance Sheets

	December 31, 2022	December 31, 2021
Assets
Current Assets
Cash and cash equivalents	5,121,743	$1,413,828
Grants receivable	113,655	—
Short term investments	—	300,546
Prepaid expenses	563,891	93,715
Total Current Assets	5,799,289	1,808,089
Operating lease right of use asset	150,821	$204,800
Total Assets	$5,950,110	$2,012,889
Liabilities and Stockholders' Equity
Current liabilities
Accounts payable	384,357	46,900
Accrued expenses	389,209	151,521
Operating lease liability	58,262	39,598
Payroll liability	67,832	50,161
Notes payable, current	25,000	—
Related party loan	250,000	25,000
Related party interest	3,596	27,445
Total Current Liabilities	1,178,256	340,625
Operating lease liability, net of current portion	96,258	168,363
Related party interest, net of current portion	—	30,349
Related party loan, net of current portion	—	50,000
Total Liabilities	1,274,514	589,337
Stockholders' equity:
Convertible preferred stock, $.0001 par value; 20,000,000 shares authorized; -0- and 1,592,447 shares issued and outstanding at December 31, 2022 and December 31, 2021	$—	$159
Common stock, $.0001 par value; 200,000,000 shares authorized; 5,743,945 shares issued and outstanding at December 31, 2022 and 3,866,625* at December 31, 2021	574	387
Additional paid-in capital*	10,379,900	4,530,193
Accumulated deficit	(5,704,878)	(3,107,187)
Total Shareholders’ equity	4,675,596	1,423,552
Total liabilities and stockholders' equity	$5,950,110	$2,012,889

*As re-stated to reflect the impact of the reverse stock split that occurred on December 19, 2022

Lipella Pharmaceuticals Inc.

Consolidated Statements of Operations

	For the year ended
	December 31, 2022	December 31, 2021
Grant revenues	$184,156	$259,347
Contract revenues	—	—
Total revenues	184,156	259,347

Cost and expenses
Research and development	2,547,677	1,456,791
General and administrative	226,192	718,384
Total costs and expenses	2,773,869	2,175,175
Loss from operations	(2,589,713)	(1,915,828)

Other income (expense)
Other income	(45)	57,085
Interest income	1,678	104
Interest expense related party	(9,612)	(6,834)
Total other income/(expense)	(7,979)	50,355
Loss before income taxes	(2,597,692)	(1,865,473)
Provision for income taxes	—	—
Net Loss	$(2,597,692)	$(1,865,473)

Loss per common share
Basic*	(0.64)	(0.55)
Dillutive*	(0.64)	(0.55)

Weighted-average common shares outstanding:
Basic*	4,060,624	3,408,051
Dillutive*	4,060,624	3,408,051

*As re-stated to reflect the impact of the reverse stock split that occurred on December 19, 2022